Exhibit 99.1

Investor Presentation August 2011

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview World's largest independent refiner15 refineries including Pembroke2.9 million barrels per day (BPD) of throughput capacity, with average capacity of 194,000 BPDCounting the two plants in Corpus Christi as one refinery, would average 207,000 BPDApproximately 6,800 branded marketing sitesOne of the largest ethanol companies in U.S. 10 efficient plants with total of 1.1 billion gallons/year (72,000 BPD) of production capacity All plants located in resource-advantaged corn beltApproximately 21,000 employees 3

Refining Industry Discussion Three main themes in refining this yearWTI spread to LLS or BrentRefined product exportsHeavy sour crude discountsRefining business todayLocation is most importantComplexity and size are still importantMust Execute, Execute, Execute! 4

Valero's Geographically Diverse Operations 5 Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Aruba 235 235 8.0 Ardmore 90 86 12.0 Benicia 170 145 15.0 Corpus Chris. 325 205 20.6 Houston 160 90 15.1 McKee 170 168 9.5 Memphis 195 180 7.5 Port Arthur 310 290 12.7 Pembroke 270 220 11.8 Quebec City 235 230 7.7 St. Charles 270 190 15.2 Texas City 245 225 11.1 Three Rivers 100 95 12.4 Wilmington 135 85 15.8 Total or Avg. 2,910 2,444 12.1

Pembroke Acquisition: High-Quality Assets at Attractive Price

- **Valero acquired Chevron's Pembroke refinery, marketing and logistics assets in the United Kingdom and Ireland for $730 million**
  - Working capital and inventories with estimated value of $1.1 billion
  - Closed on August 1st
- **270,000 barrels-per-day refinery with estimated value of $480 million**
  - Nelson complexity of 11.8 makes it one of the largest, most complex refineries in Western Europe
  - Refinery value is 14% of estimated replacement cost, compared to Valero's estimated refining value at 28% of replacement cost
- **Marketing and logistics assets with estimated value of $250 million**
  - Network of over 1,000 Texaco-branded wholesale sites, plus 14,000-bpd aviation fuels business and ownership interest in 4 major product pipelines and 11 terminals
- **Consistent with Valero's portfolio-upgrading strategy**
  - Improves quality and profitability versus our recent divestitures
  - Estimate accretive to EPS by $0.26 per share using 2010 market prices, higher with forward curve
  - Bolt-on acquisition fits well within existing portfolio
  - Adds geographic diversification

6

Pembroke Refinery Pembroke Refinery 7

Excellent Location, Deep-Water Port, and Tankage

- **Deep-water port and docks can handle VLCCs, providing significant flexibility**
  - Crude is delivered by ship directly without reliance on third-party terminal or pipelines
  - Advantaged location to obtain growing light crude volumes from Africa and the Caspian region
- **Moves most of production by water, but can also move via U.K. pipeline system**
  - 100% of distillate distributed in Europe, nearly all to local U.K. and Ireland markets
  - 50% of gasoline exported to New York Harbor and Florida markets
  - Capable of exporting larger-than-standard cargoes at advantaged freight costs relative to other European refineries
- **10.5 million barrels of storage, approximately half used for feedstocks**





8

Pembroke One of Largest, Most Complex Refineries in Western Europe Source: PIRA, All data based on firm capacities based on period ending 2Q 2011 9

U.K. and Ireland Logistics Assets Enhance Distribution

Pipeline Legend
- UK Oil Pipeline North (15% Interest)
- UK Oil Pipeline South (15% Interest)
- Walton Gatwick Pipeline (6% Interest)
- West London Pipeline (21% Interest)
- Mainline Pipeline (85% Interest)

Offsite Terminals
(000 barrels based on capacity owned)

U.K.		Ireland	
Brighton	70	Dublin	208
Cardiff	310	Galway	50
Kingsbury	430	Limerick	35
Pembroke	20	New Ross	25
Plymouth	320		
Avonmouth	110	U.K. and Ireland Total	1,761
Manchester	183		



Dublin Terminal (50%)
Dublin Joint Airport Storage (25%)
Dublin Airport (50%)
Galway Terminal (50%)
Shannon Airport (Fuel)
Limerick Terminal (50%)
New Ross (50%)
Northern Ireland
Ireland
UK
Newcastle
Nottingham
Seisdon
Kingsbury
Buncefield Tank Farm
London
Walton-on-Thames
Pembroke Refinery
Pembroke, Wales
270,000 bpd capacity
Cardiff Terminal (100%)
HOSL Terminal @ Avonmouth (100%)
Plymouth Terminal (100%)
Heathrow Airport
(17% Storage & 25% Into-Plane)
Manchester Airport
(50% Into – Plane)
Manchester Terminal (33%)
East Midlands Airport (100%)
Kingsbury Terminal (100%)
HOSL Terminal @ Buncefield
Stansted Airport
(14% Storage & 20% Into-Plane)
Gatwick Airport
(13% Storage & 25% Into-Plane)
Brighton Terminal (100%)

10

Branded Sites Focused in Areas of Supply and Cost Advantage Approximately 1,000 branded wholesale sites plus 35 company-owned sitesLargest branded dealer site network in the U.K. and the second largest network in IrelandBrand is Texaco, in use in the U.K. since 191620-year agreement to use the brand 11 United Kingdom Sites Ireland Sites Northern Ireland Sites

Pembroke Enhances Valero's Margin Optimization Strategy in the Atlantic Basin 12 Quebec U.S. Gulf Coast Aruba Pembroke

(CHART) Continued Global Demand Growth Important to Refining Margins Refining is a global business - global demand growth impacts refiners in every marketStrong growth in emerging markets is leading the surge in global petroleum demand2010 - 2012 demand estimated at very high level like 2003 - 2005, though 2011 demand may get reduced 13 Source: Consultant and Valero estimates

Simple Refining Margins Bottomed in 2009, Recovery Started in 2010 14 Gulf Coast LLS Margins Margins improving from strong global demand, particularly in emerging markets, and capacity rationalization per bbl Source: Argus; 2011 year-to-date through August 2; LLS prices are roll adjusted

(CHART) Discounted WTI Is Another Discounted Crude Oil for Valero to Process 15 $/barrel Source: Argus; 2011 year-to-date through August 2; LLS prices are roll adjusted Heavy sour and WTI discounts have been strong70% of Valero's capacity can process feedstocks that are discounted versus waterborne light-sweet crudes (LLS, Brent)Valero can process approximately 325,000 BPD (or 11% of capacity) of WTI-priced crudesWill continue to increase as Eagle Ford crude oil becomes available

Key Drivers of Large Feedstock Discounts

- **Light-sweet waterborne crude oils are the marginal feedstock when demand is strong**
  - Examples: LLS, Brent, among others
  - Libyan outage plus North Sea maintenance has tightened light-sweet market
- **Lower-quality and logistically constrained crude oils seeing wide discounts**
  - Maya, Mars, M-100
  - Significant production of inland crudes with insufficient logistics to major refining centers: WTI, Eagle Ford
- **Expect key drivers of discounts to continue**
  - OPEC increasing production of lower-quality heavier crudes
  - Replacements for lost light-sweet production is medium-sour
  - Light product demand outpacing heavy product demand growth
  - Supply of low-quality crudes from Latin America and Mexico have been better than expected
  - Logistics lagging production growth of inland crude oils
  - Russian M-100 and other resids coming to market with Russian tax changes
- **Longer term, expect to benefit from Canadian heavy crude oil to Gulf Coast, but timing is later than originally planned**

16

Strong Rebound in Refinery Margins in Most Regions Most Regions Most Regions 17 Source: Argus; 2011 year-to-date through August 3; see Appendix for details on refinery configuration assumptions

Valero's Gulf Coast System Well-Positioned for Global Export Opportunities 18 Our large, complex refineries on Gulf Coast are competitive due to low-cost operations and feedstocksStructural supply-demand imbalance in Latin America and diesel-shortage in Europe provide higher-margin export opportunitiesLow-cost natural gas is a competitive cost advantage versus other global refiners(CHART) 1Based on 918 MBPD of average total U.S. gasoline and diesel exports from 1Q09 -May 11

Getting Results from Self-Help Initiatives Achieved significant cost savingsAnnual general and administrative costs have fallen about $100 million since 2006Refinery cash operating expenses have fallen from a 2008 high of $4.41 per barrel to a recent four-quarter average of $3.69 per barrel, the lowest among our independent refining peersAchieved nearly $660 million in pre-tax cost savings, cost avoidance, and offsets to cost increases since 2007Goal to achieve 1st quartile industry benchmark performance in refineriesAchieved 1st quartile performance in cash operating expenses in 2010Moved closer to first quartile performance in the categories of reliability, personnel, and energy efficiency 19

Refinery Yield Improvements Contribute to Higher Margin Capture

- **Higher-value products and liquid volume are very important when crude oil prices are high**
  - Liquid products generally have a much higher value than solid products like coke and sulfur
- **Valero's focus on liquid volume yield achieved an increase of 0.4% in 2010 versus 2009**
  - Via optimization of refining units, catalysts, and feedstocks
  - Estimated improvement was worth $242 million using 2010 prices
  - In current price environment, each 0.1% improvement generates $60 million in additional EBITDA each year
- **In 2011, continuing to grow liquid volume yield**



Valero Refinery System Liquid Volume Yield
99.3%
99.1%
98.9%
98.7%
98.5%
2009
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Note: Does not include Aruba, Paulsboro or Delaware City refineries

20

Valero Increasing Use of Lower-Cost Crude Oils

- **Constantly evaluating opportunities to process lower-cost crude oils**
  - In 2010, we ran 86 different crude oils
- **Rapid growth in crude oil from Eagle Ford shale, prices similarly to WTI**
  - Recent discount of $18 to 23 per bbl versus light-sweet alternatives
- **Two of Valero's refineries are positioned to process Eagle Ford oil**
  - **Three Rivers Refinery**
    - Grew from 0 to 25 MBPD in 1Q11
    - Currently processing approx. 40 MBPD
    - Expect 60 MBPD by the end of 2011
  - **Corpus Christi Refinery Eagle Ford crude and condensate**
    - Expect to process 25 MBPD in 3Q11


Eagle Ford Shale Play,
Western Gulf Basin,
South Texas
Valero Three Rivers Refinery
Eagle Ford Producing Wells (HPDI)
OIL
GAS
Eagle Ford Petroleum Windows (Petrohawk, EOG, DI)
Oil
Wet Gas/Condensate
Dry Gas
Top Eagle Ford Subsea Depth Structure, Ft (Petrohawk)
Eagle Ford Shale Thickness, Ft (EOG)
Eagle Ford Shale- Austin Chalk Outcrops (TNRIS)
eia

- **McKee Refinery expansion**
  - Considering an expansion of 25 MBPD to process the growing amounts of price-advantaged, WTI-like crudes in the Texas Panhandle

21

Financial Strength Provides Opportunity for Growth

- Investment grade credit rating
- Paid off $718 million of debt in 1H11
- Ended 2Q11 with $4.1 billion of cash and $4.1 billion of additional liquidity
  - Used $1.8 billion of cash for August 1 closing of Pembroke acquisition
- Net debt-to-cap ratio at 6/30/11 was 18.0%, down from 25% at 12/31/10 and far below credit facility covenant of 60%
  - No other coverage-type ratios or borrowings on bank revolver
- Significant liquidity enables Valero to take advantage of investment opportunities



Total Liquidity (millions)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Additional Liquidity
(Credit Facility, Letters of Credit, etc.)
Cash
$7.16/sh in cash
Year-end 2009
Year-end 2010
3/31/11
6/30/11



Net Debt-to-Capitalization Ratio (period-end)
30%
20%
10%
0%
2008
2009
2010
1Q11
2Q11

22

Capital Program Focused on Completion of Large Economic Growth Projects 23 "Stay-in- business" spending Preliminary 2012 capital spending is expected to be similar to 2011 as we complete our large economic growth projects

Economic Projects Offer Significant Earnings Growth Potential Potential for significant earnings power and project returnsProjects developed based on our "bullish crude, bearish natural gas" price outlook 24 1D&A = depreciation and amortization expense; 2estimated IRR is unlevered and could improve due to pending changes in tax laws regarding accelerated depreciation expense; 3Most of project commissioned in 2010; 4Forward curve as of 8/3/11 Refinery Project Estimated Completion Date Estimated Annual Op. Inc. before D&A using Base Case1 (millions) Estimated IRR2 using Base Case Estimated Annual Op. Inc. before D&A1 using 2011 Fwd Curve Prices4 (millions) Memphis FCC Revamp 2Q113 $75 20% $135 St. Charles FCC Revamp 2Q11 $140 30% $120 McKee & Memphis New Hydrogen Plants 1Q12 $105 39% $158 Port Arthur New Hydrocracker 3Q12 $485 21% $786 Montreal New Products Pipeline 4Q12 $55 12% $55 St. Charles New Hydrocracker 4Q12 $325 16% $644 Total $1,185 20% $1,899

Valero's Strategic Priorities

- Manage overhead and maintain investment grade credit rating
- Improve margin capture, operating costs, and reliability at refineries
- Complete major, value-added capital projects at key refineries
- Optimize portfolio – continue "high-grading" strategy of the last several years
  - Asset sales: sold underperforming and non-core assets
  - Evaluate attractively priced acquisitions that improve competitiveness via higher margins and lower costs and broaden geographic reach
- Add selective investments in retail and alternative fuels for U.S. market

Goal: Increase returns to grow long-term shareholder value

25

Appendix 26

Why Invest in Valero Today? 27

Valero's Retail Business Continues to Perform Well



(thousands)
Retail Operating Income Per Store (Trailing 4Q Avg.)
(U.S. and Canada)
$80
$70
$60
$50
$40
$30
$20
$10
$0
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11

- Retail achieved excellent per store results
- Improvement in retail earnings with smaller asset base = better returns
  - Since 2005, more nearly tripled per store operating income

28

Strong Contribution from Ethanol 29 Large, efficient plants in great location have competitive advantage on costsAcquired world-class ethanol plants at an average of 35% of replacement costIn 2 years, cumulative operating income less depr. & amort. expense (EBITDA) was $535 million, or 71% of ethanol plants purchase prices (CHART) Ethanol Operating Income before Depr. & Amort. Expense (EBITDA, millions)

Impact of Cost Savings Programs Impact of Cost Savings Programs 30 Ongoing cost savings programs have contributed to Valero's competitiveness and improved financial performance millions (CHART)

Valero Has Competitive, Low-Cost Refining Operations 31 Refining Cash Operating Expenses less Natural Gas Usage ($/bbl) Source: Macquarie Capital (CHART)

Valero Has High Conversion Refining System Valero Has High Conversion Refining System 32 Note: CDU = crude distillation unit; conversion capacity is the sum of each company's FCC, hydrocracking, and coking capacity Source: PIRA Energy Group 08/05/11 (CHART) We believe size and conversion ratio matter to competitivenessProvides flexibility to process a wide variety of discounted feedstocks into a high proportion of high-value clean products

Memphis FCC Revamp Project

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves flexibility to run lower-quality feedstocks
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
  - Increase in run length drives estimated annualized savings of $0.17/barrel

Summary of Project Status and Economics[1]	
Estimated timing of full benefit	2Q11[3]
Estimated total investment (mil.)	$255
Cumulative spend thru 1Q11 (mil.)	$255
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$75
Estimated Unlevered IRR on Total Spend, Base Case	20%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$118

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense; [3]Most of project commissioned in 2010

33

St. Charles MSCC to FCC Conversion Project

VALERO

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
- Adds 5%+ volume expansion through FCC
- Improves energy efficiency via new power recovery turbine
- Doubles flexibility of FCC to process lower-priced resid feedstocks, backing out higher-priced VGO

Summary of Project Status and Economics[1]	
Estimated completion date	2Q11
Estimated total investment (mil.)	$315
Cumulative spend thru 1Q11 (mil.)	$245
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$140
Estimated Unlevered IRR on Total Spend, Base Case	30%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$119

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

34

Hydrogen Plant Projects

VALERO

Investment Highlights

- Favorable economics driven by cost savings and gains on margin and volume
- Reduces cost of hydrogen by using cheaper natural gas instead of more expensive crude oil
- Natural gas price per mmBtu (energy unit) is approximately 1/3 the price per mmBtu as WTI crude oil
- Projects will be at the McKee and Memphis refineries
- Memphis project also includes conversion of a distillate hydrotreater to a mild hydrocracker

Summary of Project Status and Economics[1]	
Estimated completion date	1Q12
Estimated total investment (mil.)	$180
Cumulative spend thru 1Q11 (mil.)	$40
Incremental Operating Income before D&A[2] (mil.), Base Case	$105
Unlevered IRR on Total Spend, average, Base Case	39%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$162

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

35

Port Arthur Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 50,000 barrels/day hydrocracker plus facilities to process over 150,000 barrels/day of high-acid, heavy sour Canadian crude
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion of 25%-30%: 1 barrel of feedstocks yields 1.25 to 1.3 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations and export logistics

Summary of Project Status and Economics[1]	
Estimated completion date	3Q12
Estimated total investment (mil.)	$1,525
Cumulative spend thru 1Q11 (mil.)	$635
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$485
Estimated Unlevered IRR on Total Spend, Base Case	21%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$810

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

36

Montreal Pipeline Project

VALERO

Investment Highlights

- Favorable economics driven by reducing transportation costs and growing volumes
- New pipeline with 100,000 barrels/day of throughput capacity
- Planned closure of Shell Montreal refinery allows Valero to place additional products into Montreal and Ontario markets
- Quebec refinery is largest refinery in the region with 1st-quartile performance and has a cost advantage

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$370
Cumulative spend thru 1Q11 (mil.)	$59
Estimated Incremental Operating Income before D&A[2] (mil.)	$55
Estimated Unlevered IRR on Total Spend	12%



Jean-Gaulin Refinery
Saint-Apollinaire
Laurier-Station
Saint-Henri-de-Lévis
Saint-Agapit
Trois-Rivières
Louiseville
Maskinongé
Berthierville
Sorel-Tracy
Plessisville
Princeville
Victoriaville
L'Assomption
Repentigny
Montréal
Boucherville
Drummondville
Sainte-Rosalie
Saint-Hyacinthe
Mont-Saint-Hilaire
Beloeil
Study area
Corridor location selected
Pipeline route

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

37

St. Charles Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 50,000 barrels/day hydrocracker
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion of 25%-30%: 1 barrel of feedstocks yields 1.25 to 1.3 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$1,360
Cumulative spend thru 1Q11 (mil.)	$615
Estimated Incremental Operating Income before D&A[2] (mil.), Base Case	$325
Estimated Unlevered IRR on Total Spend, Base Case	16%
Estimated Incremental Operating Income before D&A[2] (mil.), 2011 Fwd Curve	$670

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

38

Project Price Set Assumptions 39 Commodity Base Case($/barrel) 2011 Fwd Curve as of 8/3/11 ($/barrel) WTI 85.00 95.87 WTI - USGC HS Gas Oil -3.45 -19.73 USGC Gas Crack 6.00 24.62 USGC ULSD Crack 11.00 26.61 Natural Gas, $/MMBTU (HHV) 5.00 4.26 Prices shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast

Project Price Sensitivities 40 Operating Income before D&A1 Sensitivities (Delta $ millions/year) Port Arthur HCU St. Charles HCU Memphis & McKee Hydrogen Plants Memphis FCC St. Charles FCC Montreal Products Pipeline WTI, + $1/BBL 3.5 3 2.5 0.4 1.2 N/A WTI - USGC HS Gas Oil, + $1/BBL 14.1 14.1 N/A N/A 0.8 N/A USGC Gas Crack, + $1/BBL 12 12 0.9 3.6 0.6 N/A USGC ULSD Crack, + $1/BBL 16.5 18 0.3 (0.7) (2.0) N/A Natural Gas, - $1/MMBTU 15.2 15.2 6.5 N/A N/A N/A Total Investment IRR to 10% cost 1.3% 1.5% 6.3% 1.9% 2.7% 0.9% 1D&A = depreciation and amortization expense Price sensitivities shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast

41 Source: Valero and Consultant Estimates MMBPD (CHART) Global CDU Capacity and Additions Gross Adds 1.7 MMBPDClosures 0.7 MMBPD Gross Adds 1.8 MMBPDClosures 0.1 MMBPD Gross Adds 1.6 MMBPDClosures 0.5 MMBPD

(CHART) (CHART) Continued Global Demand Growth Important to Refining Margins 42 Source: Consultant and Valero estimates Source: Consultant and Valero estimates MMBPD MMBPD Forecast Forecast

(CHART) (CHART) Rationalization of Industry Capacity Continues Source: Valero EnergyNote: 2011 and 2012 estimates include announced future capacity closures MBPD 43 Source: Valero Energy MBPD As we said previously, refining capacity continues to shut down in the industry, particularly marginal plants with upcoming capital requirements U.S. and Canada

Global Refining Capacity Rationalization

Location	Owner	CDU Capacity Closed (MBPD)	Year Closed
Bakersfield, CA	Big West	65	2008
Westville, NJ	Sunoco	145	2009
Bloomfield, NM	Western	17	2009
Teesside, UK	Petroplus	117	2009
Gonfreville, France*	Total	100	2009
Dunkirk, France	Total	140	2009
Mizushima/Negishi/Oita, Japan*	Nippon Oil	205	2009
Toyama, Japan	Nihonkai Oil	57	2009
Arpechim, Romania*	Petrom	70	2009
Cartagena, Spain*	Repsol	100	2009
Bilboa, Spain*	Repsol	100	2009
Montreal, Canada	Shell	130	2010
Yorktown, Virginia	Western	65	2010
Riechstett, France	Petroplus	85	2010
Wilhelmshaven, Germany	ConocoPhillips	260	2010
Chiba/Yokkaichi/Sakaide, Japan*	Cosmo Oil	94	2010
Nadvornaja, Ukraine	Privat Group	50	2010
Cremona, Italy	Tamoil	94	2011
St. Croix, U.S. Virgin Islands	Hovensa	150	2011
Keihin Ohgimachi, Japan	Showa Shell	120	2011
Clyde, Australia	Shell	75	2011
Harburg, Germany	Shell	107	2012

*Partial closure of refinery captured in capacity

Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery

Sources: Industry and Consultant reports and Valero estimates

2008

- Limited refinery closures, began seeing key project delays and cancellations

2009

- Did not see substantial closure announcements until second half

2010

- More closures announced
- Large integrated companies began rationalizing capacity
- Continued announcements of delays and cancelations of large refinery expansions and new build projects

2011 and 2012

- Additional capacity closures announced

44

Global Refining Capacity For Sale or Under Strategic Review 45 Location Owner CDU Capacity (MBPD) Gothenburg, Sweden Shell 80 Kapolei, HI Chevron 54 Meraux, LA Murphy 125 Superior, WI Murphy 35 Milford Haven, UK Murphy 108 Whitegate, Ireland ConocoPhillips 70 Mazeikai, Lithuania PKN 190 Various Japanese Locations JX Energy 400 Incheon, South Korea SK Group 275 Humber, UK ConocoPhillips 220 Texas City, Texas BP 475 Carson, California BP 265 Berre, France LyondellBassell 105 Kapolei, HI Tesoro 94 Sources: Industry and Consultant reports and Valero estimates Also, ConocoPhillips intends to divest "non-core" refineries and reduce their refining capacity by 500,000 barrels per day be the end of 2012

Note: Availability of world CDU capacity assumed to average ~94%; Historical CDU capacity data from the DOE; USGC 5/3/2 = 3*USGC Gasoline+2*USGC ULSD-5*WTI Estimated global spare refining capacity fell from 7 million BPD of at end of 2009 to 5.7 million BPD at end of 2010(CHART) MMBPD Margin/bbl Golden Age Global Spare Capacity 46

Made Excellent Ethanol Acquisitions



- **Built position for average of only 35% of estimated replacement cost**
  - 2Q09: acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations
  - 1Q10: Added 3 plants with 330 million gallons per year of capacity
- **Favorable margin outlook**
  - High crude oil prices support ethanol prices
  - 2011 ethanol mandate grows 5% over 2010
  - Expect demand to outgrow capacity, but blend wall must be addressed
  - To incentivize new builds, margins must be high enough to yield reasonable return on higher-cost, new-build plants
- **Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment**
- **Provides platform for future production of advanced biofuels**

47

U.S. Ethanol Demand BGal/yr We expect ethanol volumes to meet corn RFS requirements, but expect advanced (cellulosic) ethanol to develop more slowly than prescribedCurrent corn ethanol capacity is approximately 13.8 BGPY and the 2015 RFS for corn-based ethanol is 15 BGPY Source: Consultant and Valero estimates Ethanol Grows as Part of the Fuel Mix 48

World Demand Favors Diesel World Demand Favors Diesel World Demand MMBPD Diesel demand is expected to recover past prior highs and grow rapidlyDiesel demand has grown to become much larger than gasoline globallyGrowing global diesel demand is an export opportunity for U.S. refineries History Forecast Source: Consultant, IEA, and Valero estimates 49

Gasoline Fundamentals 50 50 (CHART) USGC LLS Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) (CHART) Source: Argus; 2011 data through July 29 Source: DOE weekly data; 2011 data through week ending July 29 Source: DOE weekly data; 2011 data through week ending July 29 Source: DOE weekly data; 2011 data through week ending July 29 U.S. Gasoline Days of Supply (CHART) U.S. Imports of Gasoline and Blendstocks (mbpd)

Distillate Fundamentals 51 51 (CHART) USGC LLS On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) (CHART) (CHART) Source: Argus; 2011 data through July 29 Source: DOE weekly data; 2011 data through week ending July 29 Source: DOE weekly data; 2011 data through week ending July 29 Source: DOE monthly data; 2011 data through May 2011 U.S. Distillate Days of Supply U.S. Distillate Net Imports (mbpd)

U.S. Transport Indicators: Trucking Indicators 52

(CHART) U.S. Transport Indicators 53 53 Latest data 23 W 2011

(CHART) (CHART) Mexico Statistics Diesel Net Imports (MBPD) Source: PEMEX, latest data Apr-11 Gasoline Net Imports (MBPD) Source: PEMEX, latest data Apr-11 (CHART) Crude Unit Throughput (MBPD) Crude Unit Utilization (CHART) 54 Source: PEMEX, latest data Apr-11 Source: PEMEX, latest data Apr-11

Venezuelan Exports to the U.S. 55 (CHART) Source: EIA, May 2011

Assumed Regional Indicator Margins Gulf Coast Indicator: (GC Conv 87 Gasoline Prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS - Mars Month 1) x 40%Mid-con Indicator: [(Group 3 Conv 87 Gasoline prompt - WTI Month 1) x 60% + (Group 3 ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Conv 87 Gasoline Prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40%West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x 60% + (San Fran EPA 10 ppm Diesel pipeline - ANS USWC Month 1) x 40%North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt - Dated Brent) x 50% + (NYH ULSD 15 ppm cargo prompt - Dated Brent) x 50%LLS prices are Month 1, adjusted for complex roll 56

Investor Relations Contacts For more information, please contact:Ashley Smith, CFA, CPAVice President, Investor Relations210.345.2744ashley.smith@valero.comMatthew JacksonInvestor Relations Specialist210.345.2564matthew.jackson@valero.com 57